Exhibit 10.5

GSG
Contract# 1134287-00

GRAPHIC SOLUTIONS GROUP, INC.
304 N Walton St – 75226 – (214) 746-3271
TOLL FREE (800) 366-1776/FAX NO. (214) 741-6527

SALES CONTRACT

Customer no. 916438

Bill to:	Beacon Funding Corporation	Ship to:	HALL Tee’s	DATE:	01/31/08
	26 Lord Road Suite 230		7405 Armstrong Ln	PHONE NO.	(972) 412-5769
	Marlborough, MA 01752		Rowlett, Texas 75089	TERMS:	See terms

Outside Sales Rep:	Joseph R Garcia
Inside Sales Rep:	Danny Standard

This is a contract wherein Graphic Solutions agrees to sell to Customer and Customer agrees to purchase from Graphic Solutions the equipment described below for the price and on the terms, conditions, and provisions set forth in this Sales Contract, such equipment being hereafter referred to as the “Equipment”.

LINE#	PRODUCT	QTY	UNIT	PRICE	DISCOUNT%	NET AMOUNT

					SUB-TOTAL:	20495.00
					ORDER DISC:	0.00
					TRADE IN:	0.00
					SUB TOTAL:	20495.00
					TAX	0.00
					DOWNPMNT:	0.00
					FREIGHT:	0.00
					TRADE IN:	0.00
					TOTAL SALES PRICE:	20495.00

TERMS OF PAYMENT: - Lease Co
Financed by Lease

Graphic Solutions Group, Inc.’s preferred leasing partner is Geneva Capital L.L.C. Geneva Capital offers competitive rates and custom lease purchase plans designed to meet your specific needs. To learn more about our financing and the tax advantages leasing provides, please contact Carey Kroll at 800-408-9352 or email ckroll@gogenevacapital.com

TERMS:

Financing: It is agreed that the Customer will pay an annual interest rate of 12% over 60 months.  The Customer will pay 60 equal installments beginning with January and February 2008 for a payment of $974.00 on January 31, 2008, inclusive of principal and interest.  At the end of the lease the Customer has the right to purchase the equipment for $1.00.

Purchase Price	$20495.00
Plus: Purchase Option	$1690.00
Total With Option	$22185.00
Plus: Interest	$7,035.00
Total With Interest	$29220.00
Number of Monthly Payments	60
Monthly Payments	$487.00
Jan 2008 Payment for Jan & Feb 2008	$974.00

This contract is executed to be effective on the date hereinabove written.

GRAPHIC SOLUTIONS GROUP, INC.	Hall Tee’s

By: Rodney Williams	By: William O Lewis

/s/ Rodeny Williams	/s/ William O Lewis
Signature	Signature
Title: EVP Date: 3-25-08	Title: President Date: 1-31-08